PRIMECAP ODYSSEY FUNDS

SUPPLEMENT DATED APRIL 12, 2012 TO THE
PROSPECTUS DATED FEBRUARY 28, 2012

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

The PRIMECAP Odyssey Funds regrets to inform its shareholders that Howard B. Schow has passed away, and therefore, no longer serves a portfolio manager for its series: PRIMECAP Odyssey Stock Fund; PRIMECAP Odyssey Growth Fund; and PRIMECAP Odyssey Aggressive Growth Fund (each a “Fund”, and together, the “Funds”).

M. Mohsin Ansari has been added as a portfolio manager for each of the Funds.

Mr. Ansari joined PRIMECAP Management Company in July 2000. In 1999, he was an associate at Andersen Consulting. From 1994 to 1998, he worked at Weyerhaeuser Company on various assignments ranging from managing capital projects to coordinating production at mills. Mr. Ansari graduated from Colgate University with a bachelor's degree in Physics and from Washington University with a bachelor's degree in Chemical Engineering. Mr. Ansari is also a graduate of the Harvard Graduate School of Business Administration.

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Please retain this supplement for future reference.

PRIMECAP ODYSSEY FUNDS

SUPPLEMENT DATED APRIL 12, 2012 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2012

This supplement provides new and additional information that affects information contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

The PRIMECAP Odyssey Funds regrets to inform its shareholders that Howard B. Schow has passed away, and therefore, no longer serves as an officer of the Trust or a portfolio manager for its series: PRIMECAP Odyssey Stock Fund; PRIMECAP Odyssey Growth Fund; and PRIMECAP Odyssey Aggressive Growth Fund (each a “Fund”, and together, the “Funds”).

M. Mohsin Ansari has been added as a portfolio manager for each of the Funds.

As a result of the change in portfolio managers, certain information affecting the Funds will change.  The following information with respect to Mr. Ansari’s experience, other accounts managed, and ownership of Fund shares supplements the current information found under the “Investment Advisor” and “Portfolio Manager” subsections, beginning on page 23 and 24, respectively, of the SAI.

Mr. Ansari has more than 14 years of investment experience and serves as Senior Vice President, Director of Research, Portfolio Manager, and Principal of PRIMECAP Management Company, the Funds’ investment advisor.

The table below illustrates other accounts for which Mr. Ansari has significant day-to-day management responsibilities as of March 31, 2012:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
M. Mohsin Ansari
Other Registered Investment Companies	4	$43.4 billion	0	$0
Other Pooled Investment Vehicles	1	$835 million	0	$0
Other Accounts	29	$19.9 billion	0	$0

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The following table indicates the dollar range of beneficial ownership of shares by Mr. Ansari as of March 31, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
M. Mohsin Ansari	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000

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Please retain this supplement for future reference.

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